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                                                                    Exhibit 10.9

                       SECOND LOAN MODIFICATION AGREEMENT


      This Second Loan Modification Agreement is entered into as of May 17, 2000, by and between HOTJOBS.COM, LTD., a Delaware corporation with its chief executive office located at 24 West 40th Street, 14th Floor, New York, New York 10018 ("Borrower") and SILICON VALLEY BANK, a California-chartered bank ("Bank"), with its principal place of business at 3003 Tasman Drive, Santa Clara, CA 95054 and with a loan production office located at Wellesley Office Park, 40 William Street, Suite 350, Wellesley, MA 02481, doing business under the name "Silicon Valley East".

1. DESCRIPTION OF EXISTING INDEBTEDNESS. Among other indebtedness which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated September 16, 1999, evidenced by, among other documents, a certain Loan and Security Agreement dated as of September 16, 1999 between Borrower and Bank, as amended by a certain First Loan Modification Agreement dated as of November 22, 1999 (as amended, the "Loan Agreement"). The Loan Agreement established in favor of the Borrower: (i) a working capital line of credit in the maximum principal amount of Four Million Dollars ($4,000,000.00) (the "Committed Revolving Line"), and (ii) an equipment line of credit in the maximum principal amount of One Million Dollars ($1,000,000.00) (the "Committed Equipment Line"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness".

2. DESCRIPTION OF COLLATERAL. Repayment of the Indebtedness is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the "Security Documents").

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents".

3.    DESCRIPTION OF CHANGE IN TERMS.

      A. Modification(s) to Loan Agreement.

         1. The Loan Agreement shall be amended by deleting the following text appearing in paragraph (a) of Section 6.2 entitled "Financial Statements, Reports, Certificates":

                  "(i) as soon as available, but no later than twenty-five (25) days after the last day of each month (except that subsequent to an IPO: (A) for months in which no Obligations are outstanding or Credit Extensions were made, within twenty-five
                  (25) days after the last day of each quarter, and (B) for months in which Obligations are outstanding or Credit Extensions were made, within twenty-five (25) days after the last day of each month), a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during the period, in a form acceptable to Bank and certified by a Responsible Officer;"

            and inserting in lieu thereof the following:

                  "(i) as soon as available, but no later than: (A) monthly, within twenty-five (25) days after the last day of each month in which Obligations are outstanding or Credit Extensions were made, AND (B) quarterly, within the earlier of: (1) forty-five
                  (45) days after the last day of each quarter, or

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                  (2) five (5) days after filing of the Borrower's 10-Q with the
                  Securities and Exchange Commission, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during the period, in a form acceptable to Bank and certified by a Responsible Officer;"

            2. The Loan Agreement shall be amended by deleting the following text appearing as paragraph (b) of Section 6.2 entitled "Financial Statements, Reports, Certificates":

                  "(b) Within twenty-five (25) days after the last day of each month in which either (i) Obligations under the Committed Revolving Line are outstanding, or (ii) Advances were made, Borrower will deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in the form of Exhibit C, with aged listings of accounts receivable."

               and inserting in lieu thereof the following:

                  "(b) Borrower will deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in the form of Exhibit C, with aged listings of accounts receivable: (i) monthly, within twenty-five (25) days after the last day of each month in which either Obligations under the Committed Revolving Line are outstanding, or Advances were made, AND
                  (ii) quarterly, within the earlier of: (A) forty-five (45) days after the last day of each quarter, or (B) five (5) days after filing of the Borrower's 10-Q with the Securities and Exchange Commission."

            3. The Loan Agreement shall be amended by deleting the following text appearing as paragraph (c) of Section 6.2 entitled "Financial Statements, Reports, Certificates":

                  "(c) Within twenty-five (25) days after the last day of each month (except that subsequent to an IPO: (i) for months in which no Obligations are outstanding or Credit Extensions were made, within twenty-five (25) days after the last day of each quarter, and (ii) for months in which Obligations are outstanding or Credit Extensions were made, within twenty-five
                  (25) days after the last day of each month), Borrower will deliver to Bank with the monthly and/or quarterly financial statements a Compliance Certificate signed by a Responsible Officer in the form of Exhibit D."

               and inserting in lieu thereof the following:

                  "(c) Borrower will deliver to Bank with the monthly and/or quarterly financial statements a Compliance Certificate signed by a Responsible Officer in the form of Exhibit D: (i) monthly, within twenty-five (25) days after the last day of each month in which Obligations are outstanding or Credit Extensions were made, AND (ii) quarterly, within the earlier of: (A) forty-five (45) days after the last day of each quarter, or (B) five (5) days after filing of the Borrower's 10-Q with the Securities and Exchange Commission."

            4. The Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the Negative Pledge Agreement dated as of September 16,

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               1999 between Borrower and Bank, and acknowledges, confirms and agrees that said Negative Pledge Agreement shall remain in full force and effect.

            5. The Borrowing Base Certificate appearing as EXHIBIT C to the Loan
               Agreement is hereby replaced with the Borrowing Base Certificate attached as EXHIBIT A hereto.

            6. The Compliance Certificate appearing as EXHIBIT D to the Loan
               Agreement is hereby replaced with the Compliance Certificate attached as EXHIBIT B hereto.

4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

5. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Indebtedness.

6. NO DEFENSES OF BORROWER. Borrower agrees that, as of this date, it has no defenses against the obligations to pay any amounts under the Indebtedness.

7. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

8. JURISDICTION/VENUE. Borrower accepts for itself and in connection with its properties, unconditionally, the non-exclusive jurisdiction of any state or federal court of competent jurisdiction in the Commonwealth of Massachusetts in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement; provided, however, that if for any reason Bank cannot avail itself of the courts of the Commonwealth of Massachusetts, then venue shall lie in Santa Clara County, California.

9. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Bank in California).

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      This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:                                 BANK:

HOTJOBS.COM, LTD.                         SILICON VALLEY BANK,  doing business
                                          as SILICON VALLEY EAST


By:  /s/ John Rusak                       By:__________________________________

Name:  John Rusak                         Name:________________________________

Title:  VP & Controller                   Title:_______________________________


                                          SILICON VALLEY BANK


                                          By:__________________________________


                                          Name:________________________________


                                          Title:_______________________________
                                             (signed in Santa Clara County,
                                              California)


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                                    EXHIBIT A
                           BORROWING BASE CERTIFICATE

Borrower:   HOTJOBS.COM, LTD.             Bank:          Silicon Valley Bank

Commitment Amount:      $4,000,000.00

ACCOUNTS RECEIVABLE

1)    Accounts Receivable Book Value as of      $______________________
2)    Additions (please explain on reverse)     $______________________
3)    TOTAL ACCOUNTS RECEIVABLE                 $______________________

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)

4)    Amounts over 90 days due                  $______________________
5)    Balance of 50% over 90 day accounts       $______________________
6)    Concentration Limits                      $______________________
7)    Credit balances over 90 days              $______________________
8)    Foreign Accounts                          $______________________
9)    Governmental Accounts                     $______________________
10)   Contra Accounts                           $______________________
11)   Promotion or Demo Accounts                $______________________
12)   Intercompany/Employee Accounts            $______________________
13)   Other (please explain on reverse)         $______________________
14)   TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS      $______________________
15)   Eligible Accounts (#3 minus #14)          $______________________
16)   LOAN VALUE OF ACCOUNTS (80.0% of #15)     $______________________

BALANCES

17)   Maximum Loan Amount                       $______________________
18)   Total Funds Available (Lesser of #17 or
      #16)                                      $______________________
19)   Present balance owing on Line of Credit   $______________________
20)   Outstanding under Sublimits (LofC)*       $______________________
21)   RESERVE POSITION (#18 minus #19 and #20)  $______________________

      *In accordance with the terms of the Loan and Security Agreement, as amended

THE UNDERSIGNED REPRESENTS AND WARRANTS THAT THE FOREGOING IS TRUE, COMPLETE AND CORRECT, AND THAT THE INFORMATION REFLECTED IN THIS BORROWING BASE CERTIFICATE COMPLIES WITH THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THE LOAN AND SECURITY AGREEMENT BETWEEN THE UNDERSIGNED AND SILICON VALLEY BANK.

COMMENTS:                                       ================================
                                                      BANK USE ONLY
                                                RECEIVED BY:____________________
---------------------------                     DATE:________________
                                                REVIEWED BY:____________________
                                                COMPLIANCE STATUS:  YES / NO
By:                                             ================================
   --------------------------
      Authorized Signer


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                                    EXHIBIT B
                             COMPLIANCE CERTIFICATE

TO:         SILICON VALLEY BANK

FROM:       HOTJOBS.COM, LTD.

      The undersigned authorized officer of HOTJOBS.COM, LTD. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer expressly acknowledges that no borrowings may be requested by the Borrower at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that such compliance is determined not just at the date this certificate is delivered.

PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

      REPORTING COVENANT                  REQUIRED                     COMPLIES

      Financial statements & CC           Monthly within 25 days when
                                          borrowing;                   Yes   No
                                          AND  quarterly  w/in earlier
                                          of 45 days of QE
                                            or 5 days of 10-Q filing   Yes   No
      Annual (CPA Audited)                FYE within 90 days           Yes   No
      10-Q, 10-K and 8-K                  W/in 5 days after filing
                                          with SEC                     Yes   No
      BBC & A/R Agings                    Monthly within 25 days when
                                          borrowing;                   Yes   No
                                          AND  quarterly w/in earlier
                                          of 45 days of QE
                                            or 5 days of 10-Q filing   Yes   No

      FINANCIAL COVENANT                  REQUIRED          ACTUAL
      COMPLIES

      Maintain:

      Minimum Adjusted Quick Ratio*       1.25:1.0        ___________  Yes   No
      Minimum  Tangible Net Worth**       $10,000,000.00
$___________      Yes   No

*Tested monthly when borrowing, otherwise tested quarterly)
**Tested quarterly


COMMENTS REGARDING EXCEPTIONS:            =================================
                                                BANK USE ONLY
Sincerely,                                RECEIVED BY:____________________
                                          DATE:________________
_______________________   Date:_________  REVIEWED BY:____________________
SIGNATURE                                 COMPLIANCE STATUS:  YES / NO
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